                                                                   EXHIBIT 10.19

                       ASSIGNMENT AND SECURITY AGREEMENT


         ASSIGNMENT and SECURITY AGREEMENT, dated as of February 15, 1990, made by COGEN TECHNOLOGIES LINDEN, LTD. (d/b/a COGEN TECHNOLOGIES LINDEN, LIMITED PARTNERSHIP in the State of New Jersey), a Texas limited partnership (the "Pledgor" or the "General Partner,"), the sole general partner of Cogen Technologies Linden Venture, L.P. (the "Limited Partnership") , a Delaware limited partnership, in favor of General Electric Power Funding Corporation ("GEPFC"), as collateral agent for the LP Agent (as defined below) and the LP Lenders (as defined below) under the Limited Partnership Loan Agreement (as defined below) and for the GP Lender (as defined below) under the General Partner Loan Agreement (as defined below) (in such capacity, the "Collateral Agent").



                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, pursuant to the Construction Loan Agreement, dated as of February 15, 1990, among the Limited Partnership, the Lenders from time to time party thereto (the "LP Lenders") and GEPFC, as agent for the LP Lenders (in such capacity, the LP Agent") (as the same may be amended, supplemented or otherwise modified from time to time, the "Limited Partnership Loan Agreement"), the LP Lenders have agreed to make loans (the "LP Loans") to, and GEPFC has agreed to issue letters of credit (the "Letters of Credit") for the account of, the Limited Partnership; and

         WHEREAS, pursuant to the Term Loan Agreement, dated as of February 15, 1990, between the Pledgor and General Electric Power Funding Corporation (in such capacity, the "GP Lender") (as the same may be amended supplemented or otherwise modified from time to time, the "General Partner Loan Agreement", together with the Limited Partnership Loan Agreement, the "Loan Agreements"), the GP Lender has agreed to make certain loans (the "GP Loans", together with the LP Loans, the "Loans") for the account of the General Partner; and

         WHEREAS, it is a condition precedent to (i) the obligation of the LP Lenders to make LP Loans to, and of GEPFC to issue Letters of Credit for the account of, the Limited Partnership under the Limited Partnership Loan Agreement and (ii) the obligation of the GP Lender to make the GP Loans to the
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General Partner under the General Partner Loan Agreement that the Pledge shall have executed and delivered this Pledge and Security Agreement; and

          WHEREAS, pursuant to the Collateral Agency Agreement (as defined below), the LP Agent and the GP Lender have appointed GEPFC to act as Collateral Agent hereunder;

          NOW, THEREFORE, in consideration of the premises and to induce the LP Lenders, the LP Agent and the GP Lender (collectively, the "Secured Parties") to enter into the Loan Agreements and to make Loans and to issue Letters of Credit thereunder, the Pledge hereby agrees with the Collateral Agent as follows:

          1. Defined Terms. (a) All capitalized terms used herein which are defined in the Loan Agreements shall have their respective meanings as therein defined, unless such terms are defined herein. All terms defined herein or in the Loan Agreements in the singular shall have the same meanings when used in the plural and vice versa.

          (b) The following terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as so defined:
Chattel Paper and Instrument; and the following terms shall have the following meanings:

          "Agreement" shall mean this Assignment and Security Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          "Amended and Restated Partnership Agreement" shall have the meaning set forth in the Capital Contribution Agreement.

          "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.

          "Collateral" shall have the meaning assigned to it in Section 2 of this Agreement.

          "Collateral Agency Agreement" shall mean the Collateral Agency Agreement, dated as of February 15, 1990, among the Collateral Agent, the Pledge, the LP Agent and the GP Lender.

          "General Partner Partnership Agreement" shall mean the certificate of limited partnership of the Pledgor, dated as of June 28, 1989 between Cogen Technologies, Inc., as general partner, and Cogen Technologies Limited Partners Joint Venture, a Texas partnership, as limited partner.
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     "Limited Partnership Agreement" shall mean the collective reference to (a)
the certificate of limited partnership of the Limited Partnership, dated December 4, 1989, filed by the General Partner with the Secretary of State of the State of Delaware on December 6, 1989, and (b) the Agreement of Limited Partnership of the Limited Partnership, dated as of December 4, 1989, between the General Partner, as general partner, and Robert C. McNair, as limited partner.

     "Obligations" shall mean (i) all the unpaid principal amount of, and accrued interest on, the Notes (as defined in the Limited Partnership Loan Agreement) and all other obligations and liabilities of the Limited Partnership to the LP Agent and the LP Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the Limited Partnership Loan Agreement, the Notes (as defined in the Limited Partnership Loan Agreement), the Letters of Credit, this Agreement, the other Collateral Security Documents or the Borrower Indemnity Agreement, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the LP Agent and the LP Lenders) or otherwise and (ii) all the unpaid principal amount of, and accrued interest on, the Notes (as defined in the General Partner Loan Agreement) and all other obligations and liabilities of the Pledgor to the GP Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the General Partner Loan Agreement, the Notes (as defined in the General Partner Loan Agreement), this Agreement, or the other Collateral Security Documents (as defined in the General Partner Loan Agreement), whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the GP Lender) or otherwise.

     "Proceeds" shall have the meaning assigned to it under the Code and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
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          2.  Assignment and Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Loans and all other Obligations, the Pledgor hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing first (other than as to Permitted Liens) priority security interest in, to and under all of the following property now owned or at any time hereafter acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any rights, title or interest (all of which being hereinafter collectively called the "Collateral"):

          (i) all right, title and interest of the Pledgor in the Limited Partnership;

          (ii) any and all moneys due and to become due to the Pledgor now or in the future by way of a distribution made to the Pledgor in its capacity as a partner of the Limited Partnership;

          (iii) any and all moneys due or to become due to the Pledgor now or in the future by virtue of the Pledgor's interest as a partner in the Limited Partnership;

          (iv) any other property of the Limited Partnership to which the Pledgor now or in the future may be entitled in its capacity as a partner of the Limited Partnership by way of distribution, return of capital or otherwise;

          (v) any other claim which the Pledgor now has or may in the future acquire in its capacity as a partner of the Limited Partnership against the Limited Partnership and its property; and

          (vi) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

          3. Registration of Pledge. Concurrently with the execution of this Agreement, the Pledgor shall send written instructions in the form of Exhibit A hereto to the Limited Partnership, and shall cause the Limited Partnership to, and the Limited Partnership shall, deliver to the Collateral Agent the Initial Transaction Statement in the form of Exhibit B hereto confirming that such Partnership has registered the pledge effected by this Agreement on its books.

          4. Limitations on Distributions. So long as this Agreement shall remain in full force and effect and no Default or Event of Default under the Loan Agreements shall have occurred
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and be continuing, any distributions of cash or other property payable in respect of the Collateral shall be paid to the Pledger in accordance with the Amended and Restated Partnership Agreement and the Security Deposit Agreement. After the occurrence of a Default or Event of Default and for so long as such Default or Event of Default is continuing, such distributions shall be applied by the collateral Agent to the payment in whole or in part of the obligations, in accordance with the Collateral Agency Agreement.

          5. Representations and Warranties. The Pledgor hereby represents and warrants that:

          (a) The Pledger (i) is a limited partnership validly existing under the laws of the State of Texas, (ii) has all the requisite partnership power and authority to own and operate its properties, to carry on its business as now conducted and to pledge its interest in the Collateral pursuant to this Agreement and (iii) is duly qualified to do business in the States of New York and New Jersey, the only jurisdictions in which the conduct of its business or the ownership or lease of its assets require such qualification. The Pledger is the sole general partner of the Limited Partnership, and its partnership interest is as specified in the Limited Partnership Agreement. Complete and correct copies of the Limited Partnership Agreement and the General Partner Partnership Agreement and of all contracts and agreements between the Pledger and the Limited Partnership have been delivered to the Secured Parties.

          (b) Except for those filings and registrations required to perfect the Liens created by this Agreement, neither the Limited Partnership nor the Pledger is required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any Governmental Authority or any other Person in connection with the execution and delivery of this Agreement and the granting and perfection of the security interests pursuant to this Agreement.

          (c) This Agreement has been duly executed and delivered on behalf of the Pledger, and this Agreement constitutes a legal, valid and binding obligation of the Pledger, enforceable against the Pledger in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

          (d) The execution, delivery and performance of this Agreement will not result in any violation of or be in
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                                                                               6

conflict with or constitute a default under any term of the Limited Partnership Agreement or the General Partner Partnership Agreement, or of any Requirement of Law or Contractual Obligation applicable to the Pledge except to the extent that the failure to comply therewith could not reasonably be expected to (i) have a material adverse effect on the Collateral or (ii) materially adversely affect the ability of the Pledgor to perform its obligations under this Agreement or the other Basic Documents or Transaction Documents to which it is a party, or result in the creation of any Lien upon any of the properties or revenues of the Pledgor pursuant to any such Requirement of Law or Contractual obligation other than the Liens in favor of the Collateral Agent created pursuant to this Agreement and in favor of the Secured Parties created pursuant to the other Collateral Security Documents.

     (e) Except for the security interest granted to the Collateral Agent pursuant to this Agreement, the Pledgor is the sole owner of the Collateral, having good title thereto, free and clear of any and all Liens other than Permitted Liens and the Liens in favor of the Collateral Agent created pursuant to this Agreement and in favor of the Secured Parties created pursuant to the other Collateral Security Documents.

     (f) No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office or with the Limited Partnership, except such as may have been or will be filed or registered by the Pledgor in favor of the Collateral Agent pursuant to this Agreement and in favor of the Secured Parties created pursuant to the other Collateral Security Documents.

     (g) This Agreement constitutes a valid and continuing first lien (other than as to the Permitted Liens) on and perfected security interest in the Pledger's right, title and interest in and to the Collateral (other than those items of Collateral which, individually or in the aggregate, are not material)
in favor of the Collateral Agent, prior (other than as to the Permitted Liens)
to all other Liens, and is enforceable as such against creditors of and purchasers from the Pledgor. All action necessary or desirable to protect and perfect such security interest, including, but not limited to, the filing of financing statements in the jurisdictions referred to on Schedule I to this Agreement and the registration of the pledge effected hereby on the books of the Limited Partnership in accordance with the provisions of the Uniform Commercial Code in effect in the jurisdiction in which the Limited Partnership is organized, in each item of the collateral (other than those
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                                                                               7

Items of Collateral which, individually or in the aggregate, are not material) has been duly taken.

     (h) The Pledge's principal place of business and chief executive office and the place where its records concerning the Collateral are kept is located at the address, set forth with its signature below and the Pledge will not change such address or remove such records without 30 days' prior written notice to the Collateral Agent.

     6.  Covenants. The Pledgor covenants and agrees with the Collateral
Agent and the Secured Parties that from and after the date of this Agreement and until the Obligations are fully satisfied:

     (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Lien granted hereby. The Pledgor also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. The Pledgor and the Collateral Agent agree that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other Instrument or Chattel Paper, such note, Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

     (b) Maintenance of Records. The Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Pledgor will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. For the further security of the Collateral Agent and the Secured Parties, the Pledge agrees that the Collateral Agent, for the ratable benefit of the Secured Parties, shall have a special property interest in all of the Pledgor's
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books and records pertaining to the Collateral and the Pledgor shall, upon the acceleration of the Loans and any other amounts due under any Loan Agreement or the Collateral Security Documents, deliver and turn over any books and records to the Collateral Agent or to its representatives at any time on demand of the Collateral Agent. The Collateral Agent in turn agrees to provide the Pledgor with reasonable access to such records during normal business hours and also with such copies of such records (made at the Pledgor's expense) as the Pledgor may reasonably request, such access and such copies to be available subject to the Collateral Agent's prior right to use such records to enforce its rights in or to realize upon the Collateral.

     (c) Limitation on Rights and Liens with Respect to Collateral. The Pledgor will not (i) vote to enable, or take any other action to permit, the Limited Partnership to issue any other partnership interests in the Limited Partnership (other than the interest of the Limited Partner) or grant any right to purchase or otherwise acquire any existing or other partnership interests in the Limited Partnership, except as contemplated by the Capital Contribution Agreement and the Amended and Restated Partnership Agreement, (ii) sell, assign, transfer or exchange, or otherwise dispose of, or grant any option with respect to, or mortgage, pledge or hypothecate its interest in, the Collateral, or attempt, offer or contract to do so, except as provided herein and as contemplated by the Capital Contribution Agreement and the Amended and Restated Partnership Agreement, or (iii) create, incur, permit or suffer to exist, and will defend the Collateral against and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than Permitted Liens, and will defend the right, title and interest of the Collateral Agent in and to any of the Pledgor's rights to the Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

     (d) Regulatory Filings. If and to the extent required, the Pledgor will file this Agreement, and any other agreements or instruments which are required to be filed with any regulatory body in accordance with the rules and regulations of such regulatory body.

     (e) Notices. The Pledge will advise the Collateral Agent and the Secured Parties promptly, in reasonable detail, of any Lien or claim made or asserted against any of the Collateral.

     (f) Change of Name. The Pledgor will not change its name or identity in any manner which might make any financing statement filed hereunder seriously misleading unless the Pledgor shall have given the Collateral Agent and
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                                                                               9

the Secured Parties at least 30 days' prior written notice thereof.

     (g) Compliance with Laws, etc, The Pledge will comply in all material respects with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to the Collateral or any part thereof, except any thereof the non-compliance with which could not reasonably be expected to have a material adverse effect on the Collateral or any part thereof.

     (h) Taxes and Claims. The Pledgor shall pay and discharge all taxes, assessments and governmental charges or levies imposed on the Limited Partnership or on its income or profits or on any of its property prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the property of the Limited Partnership. The Pledgor shall have the right, however, to contest in good faith the validity or amount of any such tax, assessment, charge, levy or claim by proper proceedings timely instituted, and may permit the taxes, assessments, charges, levies or claims so contested to remain unpaid during the period of such contest if: (i) the Pledgor diligently prosecutes such contest, (ii) during the period of such contest the enforcement of any contested item is effectively stayed; provided, however, that this clause (ii) shall apply to contested income taxes of a Partner only if the failure to pay such tax may then become a Lien on the Collateral and (iii) in the reasonable opinion of the Collateral Agent, such contest does not involve any substantial danger of the sale, forfeiture or loss of any part of the Collateral, title thereto or any interest therein. The Pledgor will promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record.

          7.  Collateral Agent's appointment as Attorney-in-Fact. (a) Powers.
The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Collateral Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor to do the following:
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       (i) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

       (ii) upon the occurrence and during the continuance of any Default or Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) in the name of the Pledgor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to the Collateral; (D) to file any claim or to commence and prosecute any suits, actions or proceedings in any court of law or equity or otherwise as deemed appropriate by the Collateral Agent to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (D) or (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Pledgor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Liens of the Collateral Agent and the Secured Parties thereon and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.

    The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) Other Powers. The Pledgor also authorizes the Collateral Agent, at anytime and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) No Duty on Part of the Collateral Agent, and the Secured Parties. The powers conferred on the Collateral Agent and the Secured Parties hereunder are solely to protect the
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interests of the Collateral Agent and the secured Parties in the Collateral and shall not impose any duty upon any of them to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          8. Performance by Collateral agent of Pledgor's Obligations; Rights of Pledgor Prior to Default or Event of Default. (a) If the Pledgor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Default Rate shall be payable by the Pledgor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

          (b) Unless and until a Default or Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to take any action, or omit to take any action, as the Pledgor may deem necessary or advisable or convenient with respect to the Collateral; provided that no action shall be taken, or omitted to be taken, by the Pledgor which would (i) violate or be inconsistent with any of the terms of this Agreement or the Loan Agreements, or (ii) give rise to any defense, counterclaim or offset in favor of the Pledgor against the Collateral Agent or the Secured Parties or to any claim or action against the Pledgor or (iii) have the effect of materially impairing the position or interests of the Collateral Agent or the Secured Parties or of the value of the Collateral. All such rights of the Pledgor to take or omit to take any action shall cease upon the occurrence of a Default or an Event of Default and the continuance thereof.

          9. Remedies, Rights Upon the Occurrence of a Default or an Event of Default. (a) If any Default or Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to then in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party un Per the Code, with the express obligation of the Pledgor to cooperate with the Collateral Agent in all respects as are necessary to perfect such rights and remedies. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the
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Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances (i) exercise all voting, partnership and other rights of the Pledgor in its capacity as a partner in the Limited Partnership as fully and completely as though the Collateral Agent were the absolute owner of the Pledgor's partnership interest in the Limited Partnership, (ii) transfer all or any part of the Collateral into the Collateral Agent's name or the name of its nominee or Nominees, (iii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell,.lease, assign, give option or options to purchase, or otherwise dispose of and deliver said Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Pledgor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization or sale of or with respect to the Collateral, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Collateral Agent and the Secured Parties hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the obligations, in accordance with the Collateral Agency Agreement, the Pledgor remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-504(l)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Pledgor to the extent permitted by applicable law, the Pledgor waives all claims, damages, and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral. The Pledgor agrees that the Collateral Agent need not give more than 10 days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Pledgor at its address referred to in paragraph 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.
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          (b) The Pledgor also agrees to pay all costs of the Collateral Agent, including attorneys, fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of the rights of the Collateral Agent or any Secured Party hereunder.

          (c) The Pledgor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral and expressly waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Code.

          (d) The Pledgor consents and agrees that the Collateral Agent may exercise any or all of its rights and remedies hereunder notwithstanding any provision in the Limited Partnership Agreement which purports to limit the transferability of partnership interests without the consent of any partners.

          10. Limitation on Duties in Respect of Collateral; Limitations on Collateral Agent's Obligations. (a) Beyond the use of reasonable care in the custody thereof, the Collateral Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          (b) It is expressly agreed by the Pledgor that, anything herein to the contrary notwithstanding, the Pledgor shall remain liable under each of its contracts or other agreements, including, without limitation, the Limited Partnership Agreement and the General Partner Partnership Agreement, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms of the provisions thereof. The Collateral Agent and the Secured Parties shall not have any obligation or liability by reason of or arising out of this Agreement, nor shall the Collateral Agent or any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Limited Partnership or the Pledgor, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by the Pledgor, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          11. Notices. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted to, in the case of the Pledgor, as set forth with its signature hereto, in the case of the Collateral Agent and the LP Lenders, at such Person's address or transmission number set forth in the Limited Partnership Loan Agreement and in the case of the GP Lender, as set forth in the General Partner Loan Agreement, and shall be effective as provided for in the Loan Agreements. The Pledgor may change its address and transmission number by written notice to the Collateral Agent and the Secured Parties, and the Collateral Agent or any Secured Party may change its address and transmission number by written notice to the Pledgor and, in the case of a Secured Party, to the Collateral Agent.

          12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and without affecting the validity or enforceability of any provision in any other jurisdiction. Where provisions of any law or regulation resulting in such prohibition or unenforceability may be waived they are hereby waived by the Pledgor and the Collateral Agent and the Secured Parties to the full extent permitted by law so that this Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first lien (other than as to the Permitted Liens) on and first (other than as to the Permitted Liens) perfected security interest in the Collateral, in each case enforceable in accordance with its terms.

          13. Release of Lien in Favor of the LP Agent and the LP Lenders. (a) Upon receipt by the Collateral Agent from the LP Agent of a written notice stating that all of the Obligations (as defined in the Limited Partnership Loan Agreement) have been paid in full and the Commitments under the Limited Partnership Loan Agreement have been terminated, the security interests in favor of the LP Agent and the LP Lenders created pursuant to Section 2 shall forthwith terminate and the security interests created pursuant to Section 2 shall continue in favor of the Collateral Agent and the GP Lender, exclusively.

          (b) Upon receipt by the Collateral Agent from the GP Lender of a written notice stating that all of the obligations (as defined in the General Partner Loan Agreement) have been paid in full and the Commitments thereunder have been terminated, the security interests in favor of the GP Lender created pursuant to Section 2 shall forthwith terminate.

          (c) The Collateral Agent, upon request by the Pledgor shall execute and deliver, at the Pledgor's expense, all such documentation reasonably necessary to release the lien in its favor in and to this Agreement.

          14. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          15. No Waiver; Cumulative Remedies. The Collateral Agent and Secured Parties shall not by any act (except pursuant to the execution of a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquired in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Secured Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or any Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          16. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Collateral Agent. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          17. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the collateral are irrevocable and powers coupled with an interest.

          18. Indemnification. The Pledgor agrees to pay, indemnify and hold the Collateral Agent, each Secured Party and their respective affiliates, directors and/or officers harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or the Collateral, or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (all of the foregoing, collectively, the "indemnified liabilities"), provided, that the Pledgor shall have no obligation hereunder to any such Person with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of any such Person, (ii) legal proceedings commenced against any such Person by any security holder or creditor of any such Person arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, or (iii) legal proceedings commenced against any such Person by any Permitted Assignee or Transferee. The agreements in this subsection shall survive repayment of the obligations and all other amounts payable hereunder.

          19. Collateral Agent Not a Partner. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Collateral Agent or any Secured Party any of the rights and obligations of a partner of the Limited Partnership other than the rights of collateral security in and to the Collateral described herein or (b) to constitute the Collateral Agent or any Secured Party a partner of the Limited Partnership.

          20. Authority of Collateral Agent. The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Collateral Agency Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting an agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. Limitation of Liability. The Collateral Agent and the Secured Parties agree that the liability of the Pledgor under this Agreement and the obligations shall be limited to the Collateral (as defined in the Loan Agreements) and the rights and remedies of the Collateral Agent and the Secured Parties against the Collateral (as defined in the Loan Agreements) pursuant to this Agreement and the other Collateral Security Documents, and in no event shall the Pledgor or any Partner or any officer, director, partner or Affiliate thereof be personally liable or obligated for any such obligations. Nothing herein shall limit the full recourse of the Collateral Agent and the Secured Parties, to the Collateral (as defined in the Loan Agreements) pursuant to this Agreement or the other Collateral Security Documents or be deemed to constitute a waiver of liability, if any, of any Person for damages for fraud or for any knowing misrepresentation made by such Person herein or in any certificate or document delivered pursuant hereto.

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                         COGEN TECHNOLOGIES LINDEN, LTD.
                                           (d/b/a COGEN TECHNOLOGIES
                                           LINDEN, LIMITED PARTNERSHIP
                                           in the State of New Jersey)


                                         By: Cogen Technologies, Inc.,
                                               its general partner



                                                1600 Smith Street
                                                Suite 5000
                                                Houston, Texas 77002


                                                     /s/ ROBERT C. MCNAIR
                                                By: ____________________________
                                                     Title: PRESIDENT

                                  ASSIGNMENT
                                  ----------

          AGREEMENT, dated as of September 15, 1992, (this "Agreement") among GENERAL ELECTRIC POWER FUNDING CORPORATION, a Delaware corporation ("GEPFC"), STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (the "Bank"), as trustee (in such capacity, the "Owner Trustee") under a Trust Agreement, dated as of December 28, 1990, between Linden Owner Partnership, a Delaware general partnership (the "Owner Partnership"), and the Bank (in such capacity, the "Owner Trustee"), and COGEN TECHNOLOGIES LINDEN, LTD., a Texas limited partnership (the "Borrower").



                             W I T N E S S E T H:
                             -------------------

          WHEREAS, this Agreement is being executed and delivered in accordance with (i) subsections 9.3 and 9.8 of the Term Loan Agreement, dated as of February 15, 1990, between the Borrower and GEPFC (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; terms defined therein being used herein as therein defined), (ii) Section 16 of the Borrower Pledge Agreement and (iii) Section 2 of the Assignment Agreement, dated as of September 15, 1992 (as amended, supplemented or otherwise modified from time to time, the "Assignment Agreement"), between GEPFC and the Owner Trustee; and

          WHEREAS, the Owner Trustee wishes to become the Lender party to the Loan Agreement and the secured party under the Collateral Security Documents; and

          WHEREAS, GEPFC is selling and assigning to the Owner Trustee all of its rights, obligations and commitments under the Loan Agreement, the Notes and the Collateral Security Documents; and

          WHEREAS, in connection with the assignment to the Owner Trustee of GEPFC's rights and obligations under the Borrower Pledge Agreement, the Borrower, GEPFC and the Owner Trustee desire to enter into certain amendments to the Borrower Pledge Agreement; and

          WHEREAS, the parties to the Collateral Agency Agreement desire to terminate such Agreement; and

          WHEREAS, concurrently herewith, GEPFC is assigning to the Owner Trustee its obligations under the Capital Contribution Agreement (as defined in the Assignment Agreement) to become limited partner of the Project Partnership (as defined in the Assignment Agreement); and

          WHEREAS, GEPFC is a party to the Recognition Agreements (as defined in the Assignment Agreement) which provide certain rights to the limited partner of the Project Partnership, and desires to assign to the Owner Trustee its rights and obligations thereunder; and

          WHEREAS, the Owner Trustee wishes to assume GEPFC's rights and obligations under the Recognition Agreements;

          NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Upon receipt by GEPFC of a counterpart of this Agreement executed by GEPFC, the Owner Trustee and the Borrower, the Owner Trustee shall become the Lender party to the Loan Agreement, the secured party under the Collateral Security Documents and the limited partner party to the Recognition Agreements for all purposes thereof.

          2. GEPFC hereby irrevocably sells, assigns and transfers to the Owner Trustee, without recourse, representation or warranty (except to the extent set forth in Section 5 of the Assignment Agreement) and the Owner Trustee hereby irrevocably purchases, takes and assumes from GEPFC, all of GEPFC's interests, rights and obligations (except to the extent set forth in Section 3(d) hereof) under the Recognition Agreements, the Loan Agreement and the Collateral Security Documents (including GEPFC's right, interest and obligations as Collateral Agent and as a secured party under the Borrower Pledge Agreement and any UCC-1 financing statements relating thereto), including, without limitation, all of its Commitments, Loans owing to it as of the date hereof and other amounts owing to GEPFC under the Loan Agreement and the Notes, together with all instruments, documents and collateral security pertaining thereto.

          3. (a) In consideration for the sale and assignment by GEPFC pursuant to Section 2 hereof, on the Second Capital Contribution Date, the Owner Trustee shall pay to GEPFC an amount equal to the outstanding principal amount of the loans under the Loan Agreement, together with all accrued and unpaid interest thereon plus any other accrued and any unpaid fees owing to GEPFC under the Loan Agreement and the Collateral Security Documents.

          (b) On and as of the Second Capital Contribution Date, all principal payments that would otherwise be payable to or for the account of GEPFC pursuant to the Loan Agreement and the Notes shall, instead, be payable to or for the account of the Owner Trustee.

          (c) On and as of the Second Capital Contribution Date, all interest, fees and other amounts that would otherwise accrue for the account of GEPFC pursuant to the Loan Agreement and the

Notes shall, instead, accrue for the account of, and be payable to, the Owner Trustee.

          (d) On and as of the date hereof, GEPFC shall cease to be a party to the Loan Agreement and the Collateral Security Documents in all respects, except to the extent set forth in paragraphs (a), (b) and (c) above and to the extent the Owner Trustee fails to make any loans required to be made by it under the Loan Agreement, in which case GEPFC shall remain liable for making, and retain all rights in respect of, such required loans. In the event of any such failure, the parties hereto agree to enter into such amendments to the Loan Agreement, the Collateral Security Documents and any other documents as shall be necessary to ensure that GEPFC retains its rights in respect of such required loans. The amendment and restatement of the Loan Agreement on the date hereof shall not affect GEPFC's liability hereunder.

          4. On the Second Capital Contribution Date, GEPFC shall request the Borrower to execute and deliver to GEPFC in exchange for GEPFC's surrendered Notes new Notes to the order of the Owner Trustee. Such new Notes shall be: (i) in the case of the Post-Completion Note, in an aggregate principal amount equal to the Post-Completion Commitment and in the case of the Working Capital Note, in an aggregate principal amount equal to $10,000,000; (ii) dated the date of such surrendered Notes; and (iii) otherwise in substantially the form of Exhibits A-2 or A-3 to the Loan Agreement, as the case may be.

          5. By executing and delivering this Agreement, GEPFC and the Owner Trustee confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the representations and warranties set forth in Sections 5 and 6(b)(iv) of the Assignment Agreement, GEPFC makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Recognition Agreements, the Loan Agreement, the Notes, the Collateral Security Documents or any other instrument or document furnished pursuant thereto; (ii) GEPFC makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Loan Agreement, the Notes, the Collateral Security Documents or any other instrument or document furnished pursuant thereto or by the Project Partnership or any other party of its obligations under the Recognition Agreements or any instrument or document relating thereto; and (iii) the Owner Trustee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as the Lender.

          6. The Borrower, GEPFC and the Owner Trustee hereby agree that, from and after the date hereof, all references in the Borrower Pledge Agreement to the "Collateral Agent", the "GP Lender", and the "Secured Parties" shall be deemed to be references to the owner Trustee in its capacity as lender to the Borrower under the Loan Agreement.

          7. The parties to the Collateral Agency Agreement hereby agree that such Agreement shall be terminated (except for the provisions thereof which expressly state that they shall survive termination thereof) on the Second Capital Contribution Date.

          8. The Borrower hereby agrees that, except as hereinafter set forth, any claim or liability under the Recognition Agreements, the Loan Agreement, the Notes or the Collateral Security Documents asserted against the Owner Trustee by it shall be limited to satisfaction out of, and enforcement against, the Trust Estate. Notwithstanding anything to the contrary contained herein or in any other document, certificate or instrument executed by the Owner Trustee pursuant hereto or thereto, the Borrower hereby acknowledges and agrees that neither the Owner Trustee, the Owner Partnership nor any officer, employee, partner, servant, controlling Person, manager, agent, authorized representative or Affiliate of the Owner Trustee or the Owner Partnership (collectively, the "Non-Recourse Persons") shall have any liability to the Project Partnership, the Borrower or the General Partner (such liability, including such as may arise by operation of law, being hereby expressly waived) for the performance of any of the obligations of the Owner Trustee contained herein or therein or shall otherwise be liable or responsible with respect thereto, except as hereinafter set forth. If any claim of the Borrower against the Owner Trustee or alleged liability to the Borrower of the owner Trustee shall be asserted under the Loan Agreement or the Collateral Security Document, or if any claim of the Borrower or the Project Partnership against the Owner Trustee or alleged liability to the Borrower or the Project Partnership of the Owner Trustee shall be asserted under the Recognition Agreements, the Borrower agrees that, except as hereinafter set forth, it shall not have the right to proceed directly or indirectly against the Non-Recourse Persons or against their respective properties and assets (other than, the Trust Estate) for the satisfaction of any such claim or liability (except-to the extent enforceable out of the Trust Estate) in respect of any such claim or liability. Notwithstanding any of the foregoing, it is expressly understood and agreed, however, that nothing contained in this Section 8 shall in any manner or any way (a) affect or diminish any obligation, covenant or agreement of any Non-Recourse Person made expressly in its individual capacity under any certificate executed by such Non-Recourse Person on its own behalf or any right or benefit of any party hereto under any such certificate or (b) affect or diminish any rights of any Person against any other Person arising from misappropriation or misapplication of any funds or for such other Person's fraud, gross negligence or willful misconduct. The foregoing acknowledgements, agreements and waivers shall survive the termination of the Loan Agreement and the Recognition Agreements and shall be enforceable by any Non-Recourse Person.

          9. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.



                                        GENERAL ELECTRIC POWER FUNDING
                                          CORPORATION, as Collateral Agent,
                                          as Lender and as Agent

                                             /s/ JAMIE H. GEARON
                                        By: ______________________________
                                            Title: ATTORNEY-IN-FACT

                                        STATE STREET BANK AND TRUST
                                          COMPANY OF CONNECTICUT,
                                          NATIONAL ASSOCIATION, not in its
                                          individual capacity, but solely
                                          as Owner Trustee


                                             /s/
                                        By: _______________________________
                                            Title: Assistant Vice President


                                        COGEN TECHNOLOGIES LINDEN, LTD.


                                        By:  Cogent Technologies Inc.,
                                             its managing general partner

                                             /s/
                                        By: _______________________________
                                            Title: Vice President


Agreed to and accepted as
of the date first above written
with respect to Section 7:


GENERAL ELECTRIC CAPITAL CORPORATION


By: _____________________________
    Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.


                                        GENERAL ELECTRIC POWER FUNDING
                                          CORPORATION, as Collateral Agent,
                                          as Lender and as Agent

                                        By: ________________________________
                                            Title:


                                        STATE STREET BANK AND TRUST
                                          COMPANY OF CONNECTICUT,
                                          NATIONAL ASSOCIATION, not in its
                                          individual capacity, but solely
                                          as Owner Trustee

                                        By: _________________________________
                                            Title:

                                        COGEN TECHNOLOGIES LINDEN, LTD.


                                        By:  Cogen Technologies, Inc.,
                                             its managing general partner


                                        By: _________________________________
                                            Title:

Agreed to and accepted as
of the date first above written
with respect to Section 7:


GENERAL ELECTRIC CAPITAL CORPORATION


By:  /s/
    ________________________________
    Title: